UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CIIG CAPITAL PARTNERS II, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROXY STATEMENT/PROSPECTUS SUPPLEMENT NO. 1

(to Proxy Statement/Prospectus dated March 17, 2023)

SUPPLEMENT TO

PROXY STATEMENT FOR SPECIAL MEETING OF CIIG CAPITAL PARTNERS II, INC. AND PROSPECTUS FOR ORDINARY SHARES AND WARRANTS OF ZAPP ELECTRIC VEHICLES GROUP LIMITED

This Proxy Statement/Prospectus Supplement No. 1 (this “Supplement”) supplements the proxy statement/prospectus dated March 17, 2023 (the “Proxy Statement/Prospectus”), that was mailed by CIIG Capital Partners II, Inc., a Delaware corporation (“CIIG II”), to its stockholders on or about March 20, 2023 in connection with the proposed business combination among CIIG II, Zapp Electric Vehicles Group Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islandsss (“Pubco”), Zapp Electric Vehicles Limited, a private company limited by shares registered in England and Wales and the other parties thereto. Pubco filed the Proxy Statement/Prospectus with the Securities and Exchange Commission (the “SEC”) as part of a registration statement on Form F-4 (Registration No. 333-268857).

This purpose of this Supplement is to update and supplement the information contained in the Proxy Statement/Prospectus with information contained in the Current Report on Form 8-K (the “Current Report”) filed by CIIG II with the SEC on April 5, 2023. The Current Report is attached to and forms a part of this Supplement.

This Supplement modifies and supersedes, in part, the information in the Proxy Statement/Prospectus and is not complete without, and may not be delivered or utilized except in combination with, the Proxy Statement/Prospectus, including any amendments or supplements thereto. Any information in the Proxy Statement/Prospectus that is modified or superseded by the information in the Current Report shall not be deemed to constitute a part of the Proxy Statement/Prospectus except as modified or superseded by this Supplement. This Supplement should be read in conjunction with the Proxy Statement/Prospectus and if there is any inconsistency between the information in the Proxy Statement/Prospectus and this Supplement, you should rely on the information in this Supplement.

YOU SHOULD CAREFULLY CONSIDER THE MATTERS DISCUSSED UNDER “RISK FACTORS” BEGINNING ON PAGE 50 OF THE PROXY STATEMENT/PROSPECTUS.

The SEC and state securities regulators have not approved or disapproved these securities or determined if the Proxy Statement/Prospectus or this Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this Supplement is April 5, 2023.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2023

CIIG CAPITAL PARTNERS II, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40802	86-1477978
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West 57th Street, 29th Floor
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 796-4796

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	CIIGU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	CIIG	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	CIIGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On April 5, 2023, CIIG Capital Partners II, Inc., a Delaware corporation (“CIIG II”) issued a press release announcing that it intends to adjourn, without conducting any business, the special meeting of its stockholders (the “Special Meeting”) scheduled to occur at 12:00 p.m., Eastern time, on April 12, 2023, and to reconvene the Special Meeting at 11:00 a.m., Eastern time, on April 14, 2023. The Special Meeting is to be held with respect to the adoption and approval of the definitive merger agreement, dated November 22, 2022, by and among CIIG II, Zapp Electric Vehicles Limited (“Zapp”) and the other parties thereto (the “Merger Agreement”). The Special Meeting will be held in person at the offices of Orrick, Herrington & Sutcliffe LLP, located at 51 West 52nd Street, New York, New York 10019.

In connection with the adjournment of the Special Meeting, CIIG II is extending the deadline for holders of its shares of Class A common stock to exercise their right to redeem their shares for their pro rata portion of the funds available in CIIG II’s trust account, or to withdraw any previously delivered demand for redemption, to 5:00 p.m., Eastern time, on April 12, 2023 (two business days before the reconvened Special Meeting).

A copy of the press release issued by CIIG II is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of U.S. federal securities laws with respect to the proposed initial business combination (the “Business Combination”) between Zapp, CIIG II and Zapp Electric Vehicles Group Limited (“Pubco”), including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the anticipated growth in the industry in which Zapp operates and anticipated growth in demand for Zapp’s products, projections of Zapp’s future financial results and possible growth opportunities for Zapp. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “budget,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of CIIG II’s securities, (ii) the risk that the transaction may not be completed by CIIG II’s business combination deadline, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of CIIG II, (iv) the risk that CIIG II may not have sufficient funds to consummate the Business Combination, (v) the lack of a third party valuation in determining whether or not to pursue the proposed Business Combination, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on Zapp’s business relationships, performance, and business generally, (viii) risks that the proposed Business Combination disrupts current plans of Zapp or diverts management’s attention from Zapp’s ongoing business operations and potential difficulties in Zapp’s employee retention as a result of the proposed Business Combination, (ix) the outcome of any legal proceedings that may be instituted against Zapp, Pubco, CIIG II or their respective directors or officers related to the proposed Business Combination, (x) the ability of Pubco, CIIG II or a successor thereto to maintain the listing of its securities on The Nasdaq Stock Market LLC, (xi) volatility in the price of the securities of Pubco, CIIG II or a successor thereto due to a variety of factors, including changes in the competitive and highly regulated industries in which Zapp plans to operate, variations in performance across competitors, changes in laws and regulations affecting Zapp’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities, (xiii) the risk of downturns in the highly competitive electric vehicle industry, (xiv) the ability of Zapp to build the Zapp brand and consumers’ recognition, acceptance and adoption of the Zapp brand, (xv) the risk that Zapp may be unable to develop and manufacture electric vehicles of sufficient quality and on schedule and scale, that would appeal to a large customer base, (xvi) the risk that Zapp has a limited operating history, has not yet released a commercially available electric vehicle and does not have experience manufacturing or selling a commercial product at scale and (xvii) the risk that Zapp may not be able to effectively manage its growth, including its design, research, development and maintenance capabilities.

The foregoing list of factors is not exhaustive. Forward-looking statements are not guarantees of future performance. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Pubco’s registration statement on Form F-4 (as may be amended from time to time, the “Registration Statement”), CIIG II’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents filed by Pubco, CIIG II or a successor thereto from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The forward-looking statements in this Current Report on Form 8-K represent the views of Zapp, Pubco and CIIG II as of the date of this Current Report on Form 8-K. Subsequent events and developments may cause that view to change. Readers are cautioned not to put undue reliance on forward-looking statements, and all forward-looking statements in this Current Report on Form 8-K are qualified by these cautionary statements. Zapp, Pubco and CIIG II assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Zapp, Pubco nor CIIG II gives any assurance that Zapp, Pubco or CIIG II will achieve its expectations. The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by Zapp, Pubco or CIIG II or any other person that the events or circumstances described in such statement are material.

Additional Information and Where to Find It

This Form 8-K relates to the proposed Business Combination between CIIG II, Pubco and Zapp. This Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. In connection with the Business Combination, Pubco filed the Registration Statement with the SEC on December 16, 2022, which included a preliminary proxy statement of CIIG II and a preliminary prospectus of Pubco. The SEC declared the Registration Statement effective on March 17, 2023, and CIIG II has mailed a definitive proxy statement relating to the Business Combination to CIIG II’s stockholders. The Registration Statement, including the proxy statement/prospectus contained therein, contains important information about the Business Combination and the other matters to be voted upon at a meeting of CIIG II’s stockholders to be held to approve the Business Combination (and related matters). Pubco and CIIG II may also file other documents with the SEC regarding the Business Combination. Before making any voting decision, CIIG II stockholders and other interested persons are urged to read the definitive proxy statement/prospectus, and other documents filed in connection with the Business Combination, as these materials will contain important information about Zapp, Pubco, CIIG II and the Business Combination.

Investors and security holders may obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by CIIG II through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by CIIG II may be obtained free of charge from CIIG II’s website at https://ciigpartners.com or by written request to CIIG II at 40 West 57th Street, 29th Floor, New York, New York 10019.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

CIIG II, Pubco and Zapp and their respective directors and officers may be deemed to be participants in the solicitation of proxies from CIIG II’s stockholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of CIIG II’s stockholders in connection with the proposed transactions is set forth in the proxy statement/prospectus. You can find more information about CIIG II’s directors and executive officers in CIIG II’s Annual Report on Form 10-K, filed with the SEC on February 14, 2023 and in the proxy statement/prospectus. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed Business Combination may be obtained by reading the proxy statement/prospectus regarding the proposed Business Combination. You may obtain free copies of these documents as described in the preceding section.

No Offer or Solicitation

This Form 8-K is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Pubco, Zapp, CIIG II or any of their respective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom. The contents of this Form 8-K have not been reviewed by any regulatory authority in any jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated April 5, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2023

CIIG CAPITAL PARTNERS II, INC.

By:	/s/ Gavin Cuneo
Name:	Gavin Cuneo
Title:	Co-Chief Executive Officer

Exhibit 99.1

CIIG Capital Partners II, Inc. Announces Intent to Adjourn Special Meeting

NEW YORK, April 5, 2023 (GLOBE NEWSWIRE) — CIIG Capital Partners II, Inc. (Nasdaq: CIIG) (“CIIG II” or the “Company”), announced today that it intends to adjourn, without conducting any business, the special meeting of its stockholders (the “Special Meeting”) to be held with respect to the adoption and approval of the definitive merger agreement (the “Merger Agreement”), dated November 22, 2022, by and among CIIG II, Zapp Electric Vehicles Limited (“Zapp”) and the other parties thereto, which is scheduled to occur at 12:00 p.m., Eastern time, on April 12, 2023, and to reconvene the Special Meeting at 11:00 a.m., Eastern time, on April 14, 2023. The Special Meeting will be held in person at the offices of Orrick, Herrington & Sutcliffe LLP, located at 51 West 52nd Street, New York, New York 10019.

In connection with the adjournment of the Special Meeting, the Company is extending the deadline for holders of its shares of Class A common stock to exercise their right to redeem their shares for their pro rata portion of the funds available in the Company’s trust account, or to withdraw any previously delivered demand for redemption, to 5:00 p.m., Eastern time, on April 12, 2023 (two business days before the reconvened Special Meeting).

Stockholders of record as of February 13, 2023 are entitled to vote at the Special Meeting. Stockholders who have not yet done so are encouraged to vote as soon as possible. If any such stockholders have questions or need assistance in connection with the Special Meeting, please contact the Company’s proxy solicitor, Morrow Sodali LLC, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing CIIG.info@investor.morrowsodali.com.

About CIIG Capital Partners II, Inc.

CIIG Capital Partners II, Inc. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. CIIG II’s units, Class A common stock and warrants trade on the Nasdaq under the ticker symbols “CIIGU,” “CIIG,” and “CIIGW” respectively.

About Zapp

Zapp Electric Vehicles Limited is a British company – run by a team of experts from the mobility industry – on a mission to redefine the electric two-wheeler segment. Zapp created the i300 as an urban electric high-performance two-wheeler capable of traditional motorcycle levels of performance in a step-through format, combining ease of use with exhilaration and fun. The i300 is the first in a suite of high-performance electric two-wheelers expected to come to market from Zapp. Zapp is expected to operate a high-quality direct-to-customer (DTC) experience called DSDTC (drop-ship-direct-to-customer). Customers ordering the i300 online will have their bikes conveniently delivered to their home by “Zappers” who provide at-home inspection, service and support throughout the vehicle ownership lifecycle.

Investor Relations Contact:

Gateway Investor Relations

Cody Slach, Ralf Esper

(949) 574-3860

zapp@gatewayir.com

North America Media Relations Contact:

Gateway PR

Zach Kadletz

(949) 574-3860

zapp@gatewayir.com

Global Media Relations Contact:

Influence

Nick Francis

+44 7767615115

pr@zappev.com

Proxy Solicitor Contact:

Morrow Sodali LLC

(800) 662-5200

Banks and brokers can call collect at (203) 658-9400

CIIG.info@investor.morrowsodali.com

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of U.S. federal securities laws with respect to the proposed Business Combination between CIIG II, Zapp and Zapp Electric Vehicles Group Limited (“Pubco”), including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the anticipated growth in the industry in which Zapp operates and anticipated growth in demand for Zapp’s products, projections of Zapp’s future financial results and possible growth opportunities for Zapp. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “budget,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of CIIG II’s securities, (ii) the risk that the transaction may not be completed by CIIG II’s business combination deadline, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of CIIG II, (iv) the risk that CIIG II may not have sufficient funds to consummate the Business Combination, (v) the lack of a third party valuation in determining whether or not to pursue the proposed Business Combination, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on Zapp’s business relationships, performance, and business generally, (viii) risks that the proposed Business Combination disrupts current plans of Zapp or diverts management’s attention from Zapp’s ongoing business operations and potential difficulties in Zapp’s employee retention as a result of the proposed Business Combination, (ix) the outcome of any legal proceedings that may be instituted against Zapp, Pubco, CIIG II or their respective directors or officers related to the proposed Business Combination, (x) the ability of Pubco, CIIG II or a successor thereto to maintain the listing of its securities on The Nasdaq Stock Market LLC, (xi) volatility in the price of the securities of Pubco, CIIG II or a successor thereto due to a variety of factors, including changes in the competitive and highly regulated industries in which Zapp plans to operate, variations in performance across competitors, changes in laws and regulations affecting Zapp’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities, (xiii) the risk of downturns in the highly competitive electric vehicle industry, (xiv) the ability of Zapp to build the Zapp brand and consumers’ recognition, acceptance and adoption of the Zapp brand, (xv) the risk that Zapp may be unable to develop and manufacture electric vehicles of sufficient quality and on schedule and scale, that would appeal to a large customer base, (xvi) the risk that Zapp has a limited operating history, has not yet released a commercially available electric vehicle and does not have experience manufacturing or selling a commercial product at scale and (xvii) the risk that Zapp may not be able to effectively manage its growth, including its design, research, development and maintenance capabilities.

The foregoing list of factors is not exhaustive. Forward-looking statements are not guarantees of future performance. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Pubco’s registration statement on Form F-4 (as may be amended from time to time, the “Registration Statement”), CIIG II’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents filed by Pubco, CIIG II or a successor thereto from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The forward-looking statements in this press release represent the views of Zapp, Pubco and CIIG II as of the date of this press release. Subsequent events and developments may cause that view to change. Readers are cautioned not to put undue reliance on forward-looking statements, and all forward-looking statements in this press release are qualified by these cautionary statements. Zapp, Pubco and CIIG II assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Zapp, Pubco nor CIIG II gives any assurance that Zapp, Pubco or CIIG II will achieve its expectations. The inclusion of any statement in this press release does not constitute an admission by Zapp, Pubco or CIIG II or any other person that the events or circumstances described in such statement are material.

Additional Information and Where to Find It

This press release relates to the proposed Business Combination between CIIG II, Pubco and Zapp. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. In connection with the Business Combination, Pubco filed the Registration Statement with the SEC on December 16, 2022, which included a preliminary proxy statement of CIIG II and a preliminary prospectus of Pubco. The SEC declared the Registration Statement effective on March 17, 2023, and CIIG II has mailed a definitive proxy statement relating to the Business Combination to CIIG II’s stockholders. The Registration Statement, including the proxy statement/prospectus contained therein, contains important information about the Business Combination and the other matters to be voted upon at a meeting of CIIG II’s stockholders to be held to approve the Business Combination (and related matters). Pubco and CIIG II may also file other documents with the SEC regarding the Business Combination. Before making any voting decision, CIIG II stockholders and other interested persons are urged to read the definitive proxy statement/prospectus, and other documents filed in connection with the Business Combination, as these materials will contain important information about Zapp, Pubco, CIIG II and the Business Combination.

Investors and security holders may obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by CIIG II through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by CIIG II may be obtained free of charge from CIIG II’s website at https://ciigpartners.com/ or by written request to CIIG II at 40 West 57th Street, 29th Floor, New York, New York 10019.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

CIIG II, Pubco and Zapp and their respective directors and officers may be deemed to be participants in the solicitation of proxies from CIIG II’s stockholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of CIIG II’s stockholders in connection with the proposed transactions is set forth in the proxy statement/prospectus. You can find more information about CIIG II’s directors and executive officers in CIIG II’s Annual Report on Form 10-K, filed with the SEC on February 14, 2023 and in the proxy statement/prospectus. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed Business Combination may be obtained by reading the proxy statement/prospectus regarding the proposed Business Combination. You may obtain free copies of these documents as described in the preceding section.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Pubco, Zapp, CIIG II or any of their respective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom. The contents of this press release have not been reviewed by any regulatory authority in any jurisdiction.